Income taxes:	12 Months Ended
Dec. 31, 2018
Income taxes:
Income taxes:

5. Income taxes:

While we are a not-for-profit membership corporation formed under the laws of the state of Georgia, we are subject to federal and state income taxation.  As a taxable cooperative, we are allowed to deduct patronage dividends that we allocate to our members for purposes of calculating our taxable income. We annually allocate income and deductions between patronage and non-patronage activities and substantially all of our income is from patronage-sourced activities, resulting in no current period income tax expense or current or deferred income tax liability.

Although we believe that treatment of non-member sales as patronage-sourced income is appropriate, this treatment has not been examined by the Internal Revenue Service. If this treatment was not sustained, we believe that the amount of taxes on such non-member sales, after allocating related expenses against the revenues from such sales, would not have a material adverse effect on our financial condition or results of operations and cash flows.

We account for income taxes pursuant to the authoritative guidance for accounting for income taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.

The difference between the statutory federal income tax rate on income before income taxes and our effective income tax rate is summarized as follows:

	2018	2017	2016
Statutory federal income tax rate	21.0%	35.0%	35.0%
Patronage exclusion	(20.8)%	(34.1)%	(34.7)%
AMT credit monetization	(0.0)%	2.2%	0.0%
Other	(0.2)%	(0.9)%	(0.3)%
Effective income tax rate	(0.0)%	(2.2)%	0.0%

The tax benefit reflected in the effective income tax rate reconciliation in 2017 relates to the approximate $1,117,000 current tax benefit realized as a result of monetizing the remaining balance of alternative minimum tax credits.  This benefit is as a result of a refundable credit, and since it is applied after considering the patronage dividend deduction, it is not allocated to our members, but instead is a source of cash to the taxpayer applied against its normal operating expenses.  The benefit is shown as a component of production operating expenses on the statement of revenues and expenses.

The components of our net deferred tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

	(dollars in thousands)
	2018	2017
Deferred tax assets
Net operating losses	$3,830	$19,668
Tax credits (alternative minimum tax and other)	—	—
Accounting for Rocky Mountain transactions	231,543	231,268
Advance payments	46,708	—
Other assets	82,655	75,013
Deferred tax assets	364,736	325,949
Less: Valuation allowance	(3,830)	(19,668)
Net deferred tax assets	$360,906	$306,281

Deferred tax liabilities
Depreciation	$268,039	$271,652
Accounting for Rocky Mountain transactions	116,226	114,514
Other liabilities	75,691	78,407
Deferred tax liabilities	459,956	464,573
Net deferred tax liabilities	99,050	158,292
Less: Patronage exclusion	(99,050)	(158,292)
Net deferred taxes	$—	$—

As of December 31, 2018, we have federal tax net operating loss carryforwards and alternative minimum tax credits as follows:

	(dollars in thousands)
	Alternative
	Minimum
Expiration Date	Tax Credits	NOLs
2019	—	10,516
2020	—	4,362
	$—	$14,878

The net operating loss expiration dates start in the year 2019 and end in the year 2020. Due to the tax basis method for allocating patronage dividends and as shown by the above valuation allowance, it is not more likely than not that the deferred tax asset related to the net operating losses will be realized.

On December 22, 2017, the President signed into law Public Law No. 115-97, commonly referred to as the Tax Cuts and Jobs Act, or the Act.  The Act made significant changes to U.S. federal income tax laws.  The Act reduced the federal tax rate for corporations from 35% to 21% effective January 1, 2018 and changed or applied limitations to certain tax deductions.  As of December 31, 2018 and 2017, there was no impact to the results of operation when re-measuring the cumulative temporary differences expected to reverse after the effective date using the newly enacted tax rate of 21%.

In March 2018, the FASB issued “Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118” (SAB 118). In accordance with the standard and as stated above, we recognized the provisional tax impacts related to the re-measurement of our deferred income tax assets and liabilities as of the year ended December 31, 2017. During the year ended December 31, 2018, we finalized our SAB 118 analysis and there was no impact to the results of operations.

In addition to the re-measurement of our cumulative temporary differences, the Act prompted a new cumulative temporary difference related to certain payments that are considered advance payments for tax purposes. Advance payments are no longer deferred for tax purposes but rather are included in taxable income in the year received. The new deferred tax asset recorded as of December 31, 2018 is $46,708,000.

The authoritative guidance for income taxes addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. We may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

We file a U.S. federal consolidated income tax return. The U.S. federal statute of limitations remains open for the year 2015 and forward. State jurisdictions have statutes of limitations generally ranging from three to five years from the filing of an income tax return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. Years still open to examination by tax authorities in major state jurisdictions include 2015 and forward. We have no liabilities recorded for uncertain tax positions.